BANK OF BOSTON
-------------


                                        March 19, 1997
Mr. Moosa E. Moosa
Chief Financial Officer
Chemfab Corporation
7O1 Daniel Webster Highway
Merrimack, New Hampshire 03054

Dear Mr. Moosa:

We are pleased to confirm that The First National Bank of Boston (the "Bank") holds available an informal unsecured line of credit in an aggregate amount of $1,000,000.00 for Chemfab Corporation, a Delaware corporation (the "Company"), which shall consist of revolving ("Revolving Loans") and Letters of Credit (hereinafter defined) subject to the terms set herein.

1.   Revolving Loans. Each Revolving Loan made under this Agreement must be in a
     ---------------
     minimum amount of $50,000.00 (provided that any request for a Money Market Loan shall be in a minimum amount of $1,000,000.00) or any larger amount which is integral multiple of $50,000.00; provided that aggregate loans outstanding under this Agreement shall not exceed $1,000,000.00 at any time. Requests by the Company for Revolving Loans must be received by the Bank no later than 12:00 noon (Boston time) on the day of the requested loan. Promptly upon receipt of such notice, the Bank may, in its discretion, make the requested Revolving Loans by crediting the proceeds thereof to the demand deposit account of the Company maintained with the Bank.

2.   Letters of Credit. Subject to all the terms and conditions of this
     -----------------
     Agreement, the Bank may, in its discretion, issue for the account of the Company one or more irrevocable standby letters of credit having expiration dates not later than 365 days from the date of the issuance (the "Letters of Credit"). Letter of Credit Exposure plus the aggregate Revolving Loans
                                            ----
     outstanding shall not at any time exceed $1,000,000.00. "Letter of Credit Exposure" means, at any date, the sum of (a) the aggregate face amount of all drafts that may then or thereafter be presented by beneficiaries under all Letters of Credit then outstanding plus (b) the aggregate face amount
                                            ----
     of all drafts that the Bank has previously accepted under Letters of Credit but has not paid.


         THE FIRST NATIONAL BANK OF BOSTON, Boston, Massachusetts 02106


     The Company may request a Letter of Credit to be issued by providing to the Bank a notice which is actually received not less than five days prior to the requested issuance date for such Letter of Credit specifying (a) the amount of the requested Letter of Credit, (b) the beneficiary thereof,
     (c) the requested closing date and (d) the principal terms of the text for such Letter of Credit. Each Letter of Credit and each draft accepted under a Letter of Credit shall be in such form and minimum amount, and shall contain such terms as the Bank shall request in its sole discretion. As a condition to the issuance of any Letter of Credit the Company will provide the Bank with a signed application and such other documents relating to the issuance of letters of credit as are customarily required by the Bank.

3.   Evidence of lndebtedness. All Revolving Loans (each as defined below) will
     -----------------------
     be evidenced by a promissory note (the "Note") substantially in the form attached hereto as Exhibit I. The Company hereby authorizes the Bank to record each loan and the corresponding information on the schedule forming part of the applicable Note, and, absent manifest error, this record shall be conclusive and binding.

4.   Interest Rates. (a) Subject to the terms and conditions hereof, the Company
     ---------------
     may elect in its request for a Revolving Loan to have interest thereon accrue at either of the following interest rate options:

     (i) a rate per annum equal to the higher of (x) the rate of interest announced from time to time by the Bank at its head office as its Base Rate, or (y) the sum of 1/2 % plus the overnight Federal Funds Rate (an "Alternate Base Rate Loan"); or

     (ii) a rate quoted by the Bank in its sole discretion (it being understood that the Bank is under no obligation to quote such rate) to the Company as the fixed rate of interest at which it is willing to make a "money market" advance to the Company in the amount and for the period of the requested loan (a "Money Market Loan").

     Money Market Loans may be requested for interest periods of up to 90 days. In the event that the Company fails to specify an interest period in its request for a loan, the interest period for Money Market Loans shall be deemed to be 30 days. Interest on each loan shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The Federal Funds Rate shall mean, for any day (i) the rate equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve Bank arranged by federal funds brokers, as such weighted average is published for such day (or, if such day is not a banking day, for the immediately preceding banking day) by the Federal Reserve Bank of New York or (ii) if such rate is not published for such banking day, the average of the quotations for such day on such transactions received by the Bank from three federal funds brokers of recognized standing selected by the Bank.

           (b) Interest on Revolving Loans which are Alternate Base Rate Loans shall be payable on the last day of each fiscal quarter of the Company. Interest on Revolving Loans which are Money Market Loans shall be payable on the same day as the principal amount thereunder is due. The Company will pay to the Bank, on the date of issuance of each Letter of Credit under this Agreement, a Letter of Credit fee equal to one percent (1 %) of the face amount of such Letter of Credit. The Company will pay to the Bank customary service charges and expenses for its services in connection with the Letter of Credit at the times and in the amounts from time to time in effect in accordance with its general rate structure, including fees and expenses relating to issuance, amendment, negotiation, cancellation and similar operations.

5.   Payments and Repayments. Revolving Loans which are Alternate Base Rate
     ------------------------
     Loans shall be payable on demand by the Bank, and Money Market Loans shall be payable on the earlier of demand or the last day of the interest period applicable thereto. The Company may prepay Alternate Base Rate Loans, in whole or in part, at any time and without prepayment penalties, but prepayments of Money Market Loans will not be permitted. If the Company for any reason makes any payment with respect to a Money Market Loan before its maturity (whether by acceleration or otherwise), or fails to borrow a Money Market Loan requested by the Company, the Company will be required to pay any costs, losses (including lost profits) or liabilities incurred by the Bank as a result thereof, including any losses incurred in obtaining, liquidating or employing deposits with reference to which the rate of interest for such loan was determined, upon presentation by the Bank of a statement in the amount and setting forth the Bank's calculation thereof, which statement shall be deemed true and correct absent manifest error. This Agreeenent and the Note evidences your promise to pay all borrowings hereunder with interest on their respective maturity or due dates.

     6.   Availability of Loans. The availability of loans under this facility
          ---------------------
     is subject to the discretion of the Bank, and nothing in this Agreement shall be construed as a commitment of the Bank to lend or to quote rates on some or all maturities. In addition, the following events shall constitute a default ("Defaults"): (a) there shall have occurred a material adverse change in the assets, liabilities, financial condition, business operations or prospects of the Company since the date, hereof; or
     (b) any substantive changes in government regulations or monetary policies. Upon a Default, all obligations of the Company hereunder shall become immediately due and payable without notice or demand. All rights and remedies of the Lender are cumulative and exclusive of any rights or remedies provided by law or in equity or any other agreement, and may be exercised separately or concurrently.

     If this letter accurately sets forth our understanding with respect to the subject matter hereof, please indicate that the Company will be bound by executing and dating (the "Effective Date") this letter in the space provided and returning it to us.

                                   Sincerely,

                              The First National Bank of Boston


                             By: /s/ Andrew T. Fay
                             -----------------------
                               Name: Andrew T. Fay
                               Title: Vice President

Acknowledged and Accepted as of March 19, 1997:

Chemfab Corporation


By: /s/ Moosa E. Moosa
----------------------
      Name:    Moosa E. Moosa
      Title:   Vice President, Finance and Chief Financial Officer




                                 EXHIBIT 1


                         FORM OF DEMAND PROMISSORY NOTE


PN- __________________
                                                            MARCH 19, 1997

  FOR VALUE RECEIVED, the undersigned, Chemfab Corporation, a Delaware corporation (the "Borrower"), hereby promises to pay to The First National Bank of Boston (the "Lender") or order, on the earlier of (i) the occurrence of a Default or (ii) written DEMAND as set forth in the Letter Agreement (defined below), the aggregate unpaid principal amount of all loans made by the Lender to the Borrower pursuant to the Letter Agreement. The Borrower promises to pay daily interest from the date hereof, computed as provided in such Letter Agreement, on the aggregate principal amount of such loans from time to time unpaid at the per annum rate applicable to such unpaid principal amount as provided in such Letter Agreement, such interest being payable at the times specified in such Letter Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof.

   Payments hereunder shall be made to The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02110 on or before 2:00 p.m. on the due date thereof.

   All loans made by the Lender pursuant to the Letter Agreement referred to below and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such loan then outstanding shall be endorsed by the Lender on the schedule attached hereto or on a continuation of such schedule attached to and made a part hereof; provided, however, that the
                                                  --------  -------
failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower under this Note, such Letter Agreement or under any other related document.

   This Note evidences borrowings under, and is entitled to the benefits of, and is subject to the provisions of, the Letter Agreement dated as of March 19, 1997 as from time to time in effect (the "Letter Agreement"), between the Borrower and the Lender. The principal of this Note is prepayable in the amounts and under the circumstances set forth in the Letter Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Letter Agreement. Terms defined in the Letter Agreement and not otherwise defined herein are used herein with the meanings so defined.

   In case a Default shall occur, or upon written DEMAND, the entire principal of this Note may become or be declared due and payable in the manner and with the effect provided in the Letter Agreement. To the extent permitted by applicable law, upon and after the occurrence of a Default, interest on principal and overdue interest shall, at the option of the Lender, be payable on demand at a rate per annum equal to 2% above the rate otherwise payable hereunder.

   The Lender is hereby authorized at any time and from time to time, without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Lender to the undersigned or subject to withdrawal by the undersigned against the obligations of the undersigned, although such obligations may be contingent or unmatured.

   The undersigned agrees to indemnify the Lender and hold it harmless from and against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery and performance of this Note.

   The undersigned will pay on demand all expenses of the Lender in connection with the preparation, administration, default, collection, waiver or amendment of the obligations or in connection with the Lender's exercise, preservation or enforcement of any of its rights, remedies or options thereunder, including without limitation, fees of outside legal counsel or the allocation costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with any travel or other costs relating to any appraisals or examinations conducted in connection with the obligations or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be obligation secured by any such collateral.

   THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (OTHER THAN THE CONFLICT OF LAWS RULES).

   The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Letter Agreement, and assent to extensions of time of payment, or forbearance or other indulgence without notice.

   JURY WAIVER. THE LENDER (BY ITS ACCEPTANCE OF THIS NOTE) AND
THE UNDERSIGNED AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE
OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE LENDER NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                              CHEMFAB CORPORATION


                              By: /s/ Moosa E. Moosa
                              -----------------------
                                      Name:Moosa E. Moosa
                                      Title: Vice President, Finance and
                                             Chief Financial Officer

                                      March 19, 1997





                      NOTE SCHEDULE TO PROMISSORY NOTE OF
                              CHEMFAB CORPORATION
                              DATED ____________, 1997


                                                           Date and Amount
                                                         --------------------
              Principal Amount                               of Payment
              -----------------                              ----------
Date of  Loan     of Loan      Maturity Date  Interest Rate   Received   Notation Made By
-------------     -------      -------------  -------------   --------   ----------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
